UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  December 11, 2012

Six Flags Entertainment Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13703	13-3995059
(Commission File Number)	(IRS Employer Identification No.)

924 Avenue J East
Grand Prairie, Texas	75050
(Address of Principal Executive Offices)	(Zip Code)

(972) 595-5000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.             Regulation FD Disclosure.

On December 11, 2012, Six Flags Entertainment Corporation (the “Company”) announced that it has priced $800 million of 5.25% senior unsecured notes due 2021 (the “Notes”) in connection with a private offering that is exempt from registration under the Securities Act of 1933, as amended. The Notes will be guaranteed by the subsidiaries of the Company that guarantee debt under the Company’s senior secured credit facility.

In addition, the Company announced that it has received the requisite lender vote to amend its existing senior secured credit facility to, among other things, reduce the interest rate payable on the Tranche B Term Loans by 25 basis points and permit the Company to issue the $800 million of senior unsecured notes. The closing of the offering is expected to occur on or about December 21, 2012, concurrently with the closing of the amended senior secured credit facility. The company will use $350 million of the proceeds from the offering to prepay a portion of its $932 million currently outstanding senior secured loans and intends to use the balance for share repurchases, working capital needs and strategic initiatives.

In addition, the Company announced that its Board of Directors has approved a plan that allows the Company to purchase an incremental $500 million of its common stock through 2015. Over the last 10 quarters, the Company has purchased $228 million of its shares of common stock and has $82 million available under a plan approved in January 2012.

The registrant hereby furnishes the information set forth in the press release issued on December 11, 2012, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information, including Exhibit 99.1, furnished in this Current Report is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01          Financial Statements and Exhibits.

(d)          Exhibits

99.1      Press Release dated December 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION

By:	/s/ Lance C. Balk
Name: Lance C. Balk
Title: Executive Vice President and General Counsel

Date:  December 11, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 11, 2012